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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 29, 2007
                Date of Report (Date of earliest event reported)



                              THE TAIWAN FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

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
               DELAWARE                               811-04893                             042942862
     (State or Other Jurisdiction                    (Commission                          (IRS Employer
           of Incorporation)                         File Number)                     Identification Number)


   C/O STATE STREET BANK AND TRUST COMPANY, 2 AVENUE DE LAFAYETTE,
                   6TH FLOOR, PO BOX 5049, BOSTON, MA                                       02206-5049
                (Address of Principal Executive Offices)                                    (Zip Code)
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                                 (800) 639-9242
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1) Previous independent accountants

                (i) On January 29, 2007, KPMG LLP was notified by the Chairman of the Audit Committee of the Fund that it had been dismissed as principal accountants for the Fund.


                (ii) KPMG LLP's reports on the Fund's financial statements for the fiscal years ended August 31, 2006 and August 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

                (iii) The decision to change accountants was recommended and approved by the audit committee of the Fund's board of directors.

                (iv) During the Fund's two fiscal years ended August 31, 2006 and for the period September 1, 2006 through January 29, 2007, there were no (i) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement; or (ii) reportable events.

                (v) The Fund has requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an exhibit to this form 8-K.

         (2) New Independent Accountants

     On April 23, 2007, the Fund's board of directors voted to engage Tait, Weller & Baker LLP, to audit its financial statements for the year ended August 31, 2007. The Fund has not consulted Tait, Weller & Baker LLP, during the two most recent fiscal years regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on the Fund's financial statements, and written reports and no oral advice was provided to the Fund by concluding there was an important factor to be considered by the Fund in reaching a decision as to an accounting, auditing or financial issue. In the past two years the Fund has not consulted Tait, Weller & Baker LLP, on any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.


ITEM 5.02. DEPARTURE OF DIRECTORS, ELECTION OF DIRECTORS.

         (b) On April 23, 2007, Shao-Yu Wang and Blair Pickerell resigned as Directors of the Fund.



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         (d) On April 23, 2007 Michael F. Holland and Bing Shen were elected to the Fund's Board of Directors. A copy of the press release announcing the election of Messrs. Holland and Shen is filed as an exhibit to this form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
No.            Description
---            -----------

99.1 Letter from KPMG LLP to the Securities and Exchange Commission dated April 27, 2007.

99.2 Press Release announcing the election of Messrs. Holland and Shen to the board of directors.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2007



                                    By: /s/Adelina Louie
                                        -------------------
                                        Name:   Adelina Louie
                                        Title:  Secretary and Treasurer


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                                  EXHIBIT INDEX

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Exhibit
No.           Description
---           -----------
99.1          Letter from KPMG LLP to the Securities and Exchange Commission dated April 27, 2007.

99.2 Press Release announcing the election of Messrs. Holland and Shen to the board of directors.
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